UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 21, 2023
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement
On August 21, 2023, Greenidge Generation Holdings Inc. (the "Company") amended its Senior Secured Loan and Secured Promissory Note with NYDIG ABL LLC ("NYDIG") in furtherance of the non-binding term sheet that the Company entered into with NYDIG in June to effect a deleveraging transaction. Pursuant to such amended credit facilities, among other things, the Company’s minimum cash requirement under the Senior Secured Loan has been reduced from $10 million to $6 million and all interest and principal payments due under both the Senior Secured Loan and the Secured Promissory Note have been suspended until the earlier of (i) the completion of the transactions contemplated by the non-binding term sheet, or (ii) December 29, 2023. The amendments to the Senior Secured Loan and the Secured Promissory Note replace the Limited Waiver that the Company entered into with NYDIG on August 11, 2023, regarding these credit facilities.

The foregoing descriptions of the amendments to the NYDIG Senior Secured Loan and the Secured Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, each of which are attached to this Current Report on Form 8-K as Exhibits 10.7 and 10.8, respectively, and are incorporated by reference herein in their entirety.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.7	Amendment No. 2 to Senior Secured Loan Agreement dated as of August 21, 2023
10.8	Amendment No. 4 to Amended and Restated Bridge Promissory Note dated August 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of August, 2023.

Greenidge Generation Holdings Inc.

By:	/s/ Robert Loughran
Name:	Robert Loughran
Title:	Chief Financial Officer